COMMON STOCK WARRANT LIABILITY	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
COMMON STOCK WARRANT LIABILITY

NOTE 9—COMMON STOCK WARRANT LIABILITY

On July 23, 2021, in connection with the reverse recapitalization treatment of the Merger, the Company effectively issued 44,350,000 private warrants to purchase shares of Lucid’s common stock. The private warrants were initially recognized as a liability with a fair value of $812.0 million. The private warrants remained unexercised and were remeasured to fair value of $1,394.8 million as of December 31, 2021, resulting in a loss of $582.8 million for the year ended December 31, 2021 recognized in the consolidated statements of operations.

The 44,350,000 private warrants included the 14,783,333 Sponsor Earnback Warrants subject to the contingent forfeiture provisions. The earnback triggering events were satisfied during the year ended December 31, 2021 such that the 14,783,333 Sponsor Earnback Warrants vested and are no longer subject to the transfer restrictions and contingent forfeiture provisions. See Note 12—Earnback Shares and Warrants for more information.

The fair value of the private warrants that were subject to the contingent forfeiture provisions was initially estimated using a Monte-Carlo simulation to estimate a distribution of potential outcomes over the earnback period related to the achievement of the volume-weighted average trading sale price (the “VWAP”) thresholds. The present value of the payoff in each simulation is calculated, and the fair value of the liability is determined by taking the average of all present values. The fair value of the private warrants that were subject to the contingent forfeiture provisions were as follows:

July 23, 2021
Fair value of Tranche 1 with $20.00 VWAP threshold per share	$18.16
Fair value of Tranche 2 with $25.00 VWAP threshold per share	$18.07
Fair value of Tranche 3 with $30.00 VWAP threshold per share	$17.92

The fair value of the private warrants that are not subject to the contingent forfeiture provisions was estimated using a Black-Scholes option pricing model, and were as follows:

	December 31, 2021	July 23, 2021
Fair value of private warrants per share	$31.45	$18.44

Assumptions used in the Monte-Carlo simulation models and Black-Scholes option pricing model take into account the contract terms as well as the quoted price of the Company’s common stock in an active market. The volatility is based on the actual market activity of the Company’s peer group as well as the Company’s historical volatility. The expected life is based on the remaining contractual term of the warrants, and the risk free interest rate is based on the implied yield available on U.S. Treasury securities with a maturity equivalent to the warrants’ expected life. The level 3 fair value inputs used in the Monte-Carlo simulation models and Black-Scholes option pricing models were as follows:

	December 31, 2021	July 23, 2021
Volatility	85.00%	80.00%
Expected term (in years)	4.6	5.0
Risk-free rate	1.20%	0.72%
Dividend yield	—%	—%